SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : June 25, 1999


                       Saxon Asset Securities Trust 1999-2
             Mortgage Loan Asset Backed Certificates, Series 1999-2

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

          On  June 25, 1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on June 25, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-2
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-2


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Payment Report Statement on
                         June 25, 1999                                 6

                                  Exhibit 99.1


                    Monthly Payment Report on June 25, 1999

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:           25-JUN-99
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Certi- Certifi-
                                                                                   fi-    cates
                                                                        Interest   cates  Carry-  Applied
                 Original        Beginning     Principal      Interest     Carry   Carry- over   Realized   Total          Ending
                 Certificate     Certificate   Distri-        Distri-     Forward  over   Amt    Loss       Distri-     Certificate
Class Cusip #    Balance         Balance       bution         bution        Amt    Amt    Paid   Amount     bution        Balance
------------------------------------------------------------------------------------------------------------------------------------
AF-1  805564DM0  80,000,000.00  80,000,000.00  3,879,022.54    499,250.00    -     N/A    N/A    N/A   4,378,272.54    76,120,977.46
AF-2  805564DN8  33,000,000.00  33,000,000.00            -     164,175.00    -     N/A    N/A    N/A     164,175.00    33,000,000.00
AF-3  805564DP3  36,000,000.00  36,000,000.00            -     183,150.00    -     N/A    N/A    N/A     183,150.00    36,000,000.00
AF-4  805564DQ1  27,000,000.00  27,000,000.00            -     145,012.50    -     N/A    N/A    N/A     145,012.50    27,000,000.00
AF-5  805564DR9  16,713,000.00  16,713,000.00            -      94,915.91    -     N/A    N/A    N/A      94,915.91    16,713,000.00
AF-6  805564DS7  21,412,800.00  21,412,800.00            -     114,469.26    -     N/A    N/A    N/A     114,469.26    21,412,800.00
MF-1  805564DT5  12,449,000.00  12,449,000.00            -      70,336.85    -     N/A    N/A      -      70,336.85    12,449,000.00
MF-2  805564DU2   9,337,000.00   9,337,000.00            -      55,827.48    -     N/A    N/A      -      55,827.48     9,337,000.00
BF-1  805564DV0   8,092,000.00   8,092,000.00            -      56,711.43    -     N/A    N/A      -      56,711.43     8,092,000.00
BF-1A 805564DW8   4,980,000.00   4,980,000.00    242,756.82     32,888.75    -     N/A    N/A      -     275,645.57     4,737,243.18
AV-1  805564DX6 177,840,800.00 177,840,800.00  5,092,915.30  1,140,959.88    -       -      -    N/A   6,233,875.18   172,747,884.70
MV-1  805564DY4  16,884,000.00  16,884,000.00            -     112,964.51    -       -      -      -     112,964.51    16,884,000.00
MV-2  805564DZ1  14,070,000.00  14,070,000.00            -     102,930.84    -       -      -      -     102,930.84    14,070,000.00
BV-1  805564EA5   9,567,000.00   9,567,000.00            -      90,916.40    -       -      -      -      90,916.40     9,567,000.00
BV-1A 805564EB3   6,704,000.00   6,704,000.00    143,645.86     46,397.27    -       -      -      -     190,043.13     6,560,354.14
C     80556C2             N/A            N/A          N/A      296,702.78   N/A     N/A    N/A   N/A     296,702.78              N/A
R     80556R2             N/A            N/A          N/A      117,528.43   N/A     N/A    N/A   N/A     117,528.43              N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTALS          474,049,600.00 474,049,600.00  9,358,340.53  3,325,137.31                             12,683,477.83   464,691,259.47
------------------------------------------------------------------------------------------------------------------------------------
Group I         248,983,800.00 248,983,800.00  4,121,779.36  1,416,737.19                              5,538,516.55   244,862,020.64
Group II        225,065,800.00 225,065,800.00  5,236,561.16  1,494,168.90                              6,730,730.07   219,829,238.84
------------------------------------------------------------------------------------------------------------------------------------

===============
LIBOR RATE 4.90250%
===============

Factor Information Per $1,000 of the Original Balance
----------------------------------------------------------------------------------------------------------
                   Principal     Interest      Interest  Certificates Certificates  End Prin    Current
Class   Cusip #    Distribution  Distribution  Carry      Carryover   Carryover     Balance   Pass Through
                                               Forward                Paid                       Rate
----------------------------------------------------------------------------------------------------------
  AF-1   805564DM0    48.48778     6.24063    0.00000        N/A         N/A       951.51222    4.99250%
  AF-2   805564DN8     0.00000     4.97500    0.00000        N/A         N/A     1,000.00000    5.97000%
  AF-3   805564DP3     0.00000     5.08750    0.00000        N/A         N/A     1,000.00000    6.10500%
  AF-4   805564DQ1     0.00000     5.37083    0.00000        N/A         N/A     1,000.00000    6.44500%
  AF-5   805564DR9     0.00000     5.67917    0.00000        N/A         N/A     1,000.00000    6.81500%
  AF-6   805564DS7     0.00000     5.34583    0.00000        N/A         N/A     1,000.00000    6.41500%
  MF-1   805564DT5     0.00000     5.65000    0.00000        N/A         N/A     1,000.00000    6.78000%
  MF-2   805564DU2     0.00000     5.97917    0.00000        N/A         N/A     1,000.00000    7.17500%
  BF-1   805564DV0     0.00000     7.00833    0.00000        N/A         N/A     1,000.00000    8.41000%
 BF-1A   805564DW8    48.74635     6.60417    0.00000        N/A         N/A       951.25365    7.92500%
  AV-1   805564DX6    28.63750     6.41563    0.00000    0.00000     0.00000       971.36250    5.13250%
  MV-1   805564DY4     0.00000     6.69063    0.00000    0.00000     0.00000     1,000.00000    5.35250%
  MV-2   805564DZ1     0.00000     7.31563    0.00000    0.00000     0.00000     1,000.00000    5.85250%
  BV-1   805564EA5     0.00000     9.50313    0.00000    0.00000     0.00000     1,000.00000    7.60250%
 BV-1A   805564EB3    21.42689     6.92083    0.00000    0.00000     0.00000       978.57311    8.30500%
--------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact:

Joan Dolce
Saxon Mortgage
4880 Cox Road
Richmond, VA  23060
(804) 967-5814
                                       -6-


                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS

                                                                                                  ---------------------------------
                                                                                                    Group I         Group II
                                                                                                  ---------------------------------

   Aggregate Scheduled Mortgage Principal Balance                                                 245,104,777.46    219,972,884.70
   Prepayment Amount                                                                                3,710,265.07      4,984,518.49
   Substitution Shortfalls Amount                                                                       -                 -
   Repurchase Amounts                                                                                   -                 -
   Other Recoveries                                                                                     -                 -
   Extra Principal Distribution Amount                                                                  -                 -
   Applied Realized Loss Amount                                                                         -                 -
   Unpaid Realized Loss Amount                                                                          -                 -
                                                                                                  ---------------------------------
                                                                                                    Group I         Group II
                                                                                                  ---------------------------------
   Net Rate                                                                                           9.41698%          9.34524%
   Largest Mortgage Loan Balance                                                                      499,437.32        996,994.52
   Servicing Fees                                                                                     104,811.85         93,777.56
   Master Servicing Fees                                                                               10,374.33          9,377.75


   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

                                                                       Group I                                 Group II
                                ----------------------------------------------------------------------------------------------------
                                Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                                ----------------------------------------------------------------------------------------------------
                                30-59 Days      14     0.53368%         1,308,083.25        6      0.32560%   716,225.00
                                60-89 Days       1     0.08146%           199,674.41        3      0.20595%   453,026.03
                                 90+ Days        -     0.00000%                  -          1      0.02174%    47,811.58
                                ----------------------------------------------------------------------------------------------------

                                                                                                -----------------------------------
                                                                                                   Group I          Group II
                                                                                                -----------------------------------
   Number of Mortgage Loans in Foreclosure Proceedings                                                   20                18
   Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings                 2,380,727.42     2,098,774.91

   Number of Mortgage Loans in Foreclosure in Prior Month                                                -                  -
   Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month                       -                  -

                                                                                                -----------------------------------

                                                                                                   Group I          Group II
                                                                                                 -----------------------------------
   Number of Mortgagors in Bankruptcy Proceedings                                                         2                  4
   Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings                       389,762.79            458,759.76
                                                                                                -----------------------------------


                                                                                                   Group I          Group II
                                                                                                -----------------------------------
   Number of any REO Properties                                                                           -                   1
   Book value of any REO Preperties                                                                       -              40,673.19
                                                                                                -----------------------------------


                                                                        Group I                    Group II
                                                 Servicer      Number    Principal Balance      Number   Principal Balance
                                                               -----------------------------------------------------------
   Number of 60+ Day Delinquent Loans            Meritech           1            199,674.41          4      500,837.61
                                                               -----------------------------------------------------------


   Amount on Deposit in Asset Proceeds Account                                                                        12,683,477.83
   Interest                                                                                                            3,711,308.81
   Scheduled Principal                                                                                                   277,385.46
   Unscheduled Principal                                                                                               8,694,783.56

                                      -7-

                                                     MONTHLY PAYMENT REPORT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS
                                                                                                   Group I          Group II
                                                                                             -----------------------------------
Realized Losses for the current period                                                                   -              -
Cumulative Realized Losses                                                                               -              -
Applied Realized Losses                                                                                  -              -
Unpaid Realized Losses                                                                                   -              -

                                                                                                   Group I          Group II
                                                                                              -----------------------------------
Trigger Event                                                                              Has not occurred    Has not occurred
Subordinate Trigger Event                                                                   Has not occurred    Has not occurred


Overcollateralization Target Amount                                                            4,980,038.67        6,704,192.51
Overcollateralization Amount                                                                     242,756.82          143,645.86

                                      -8-
